                                                                EXHIBIT NO. 10.1


WHENEVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


   AMENDMENT NO. 1 TO THE "DERIVATIVE GRANT" LICENSE FORM ASSOCIATED WITH THE
                      MASTER SOURCE CODE AGREEMENT BETWEEN
                 CITRIX SYSTEMS, INC. AND MICROSOFT CORPORATION

This Amendment is made and entered into by and between MICROSOFT CORPORATION ("Microsoft") and CITRIX SYSTEMS, INC. ("You") as of April 21, 2003.

                                    RECITALS

The parties have entered into that certain Master Source Code Agreement dated May 15, 2002 (the "Master Source Code Agreement"), and the "Derivative Grant" License Form associated therewith also dated May 15, 2002 (the "License Form"), and the parties desire to amend the License Form on the terms and conditions provided herein.

The parties hereby agree as follows:

                                    AMENDMENT

1. Defined terms herein shall have the same meaning as set forth in the License Form, except as otherwise provided.

2. Section 1 of Exhibit B to the License Form is amended to add the following to the list of source code files provided under the Windows 2000 Server Derivative Grant:

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(Confidential information omitted pursuant to the request for confidential treatment.)

3. Section 2 of Exhibit B to the License Form is amended to add the following list of source code files provided under the .NET Server Derivative Grant:

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(Confidential information omitted pursuant to the request for confidential treatment.)

4. Section 2 of Exhibit B to the License Form is further amended to delete the following from the list of source code files provided under the .NET Server Derivative Grant:

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
(Confidential information omitted pursuant to the request for confidential treatment.)


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5.            This Amendment amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the License Form. Except as expressly amended by this Amendment, the Master Source Code Agreement and the License Form shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date set forth above.

MICROSOFT CORPORATION                       CITRIX SYSTEMS, INC.

/s/ Charles D. DeJong                       /s/ David Urbani
----------------------------                ------------------------------
Charles D. DeJong                           David Urbani

Director, PBM                               Vice President of Finance
----------------------------                ------------------------------
Title                                       Title

April 23, 2003                              April 21, 2003
----------------------------                ------------------------------
Date                                        Date




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